Exhibit 99.2

Sealed Air Corporation 2415 Cascade Pointe Boulevard Charlotte, North Carolina 28208

For release:		Investor Contact:	Media Contact:
	September 6, 2017	Lori Chaitman	Ken Aurichio
		704-503 8841	917-693-5417

SEALED AIR COMPLETES THE SALE OF ITS DIVERSEY CARE DIVISION

AND FOOD HYGIENE AND CLEANING BUSINESS

CHARLOTTE, N.C.— Wednesday, September 6, 2017 — Sealed Air Corporation (NYSE:SEE) announced today that it has completed the sale of its Diversey Care division and the food hygiene and cleaning business within its Food Care division to Bain Capital Private Equity for approximately $3.2 billion.

“We will use the proceeds of the sale to repay debt, maintain our net leverage ratio in the range of 3.5 to 4.0 times, repurchase shares and invest in our core business and targeted M&A activity,” said Jerome A. Peribere, Sealed Air President and Chief Executive Officer. “Sealed Air is well positioned for profitable growth and strong cash flow. We will be driven by a proven business model, enhanced strategic focus and improved ability to optimize capital allocation and invest in new disruptive technologies.”

Peribere added, “Sealed Air will continue to be a leading knowledge-based business focused on food, product and medical packaging solutions that deliver waste reduction, product security, improved efficiency of our customers’ operations and make a positive impact by conserving resources.”

About Sealed Air

Sealed Air Corporation is a knowledge-based company focused on packaging solutions that help our customers achieve their sustainability goals in the face of today’s biggest social and environmental challenges. Our portfolio of widely recognized brands, including Cryovac® brand food packaging solutions and Bubble Wrap® brand cushioning, enable a safer and less wasteful food supply chain and protect valuable goods shipped around the world. Sealed Air generated $4.2 billion in sales in 2016 and has approximately 14,000 employees who serve customers in 117 countries. To learn more, visit www.sealedair.com.

Website Information

We routinely post important information for investors on our website, www.sealedair.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward looking statements: the tax benefits associated with the Settlement agreement (as defined in our 2016 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, the success of the sale of the Diversey Care division and related food hygiene and cleaning business, the success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the success of new product offerings, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.